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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

SEPTEMBER 14, 2004

PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(832) 204-2700 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On September 14, 2004, Petrohawk Energy Corporation ("Petrohawk") entered into a hedging arrangement for a portion of Petrohawk's natural gas production for 2005, in the ordinary course of business. This hedge is comprised of costless collars covering a monthly volume of 90,000 MMBTUs for calendar year 2005. Petrohawk had previously entered into a hedging arrangement comprised of costless collars covering a monthly volume of 45,000 MMBTUs for calendar year 2005, and therefore, these hedging arrangements together cover an aggregate monthly volume of 135,000 MMBTUs for calendar year 2005. For a monthly volume of 90,000 MMBTUs, the floor price (NYMEX basis) is $5.50 with a ceiling price (NYMEX basis) of $7.59, and for a monthly volume of 45,000 MMBTUs, the floor price is $5.00 with a ceiling price of $7.83. These hedges together cover less than 50% of Petrohawk's current production.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

PETROHAWK ENERGY CORPORATION
Date: September 20, 2004	By:	/s/ SHANE M. BAYLESS Shane M. Bayless Vice President-Chief Financial Officer and Treasurer

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SIGNATURES